OIL AND GAS LENDING FOURTH QUARTER 2014 ASSOCIATED BANC-CORP INVESTOR PRESENTATION Exhibit 99.1

FORWARD-LOOKING STATEMENTS
Important note regarding forward-looking statements:

Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe”, “expect”, “anticipate”, “plan”, “estimate”, “should”, “will”, “intend”, “outlook”, or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent
SEC filings. Such factors are incorporated herein by reference.

Production
Processing
Transportation
Marketing
Exploration
Crude Oil
Production
Transportation
Refining
Marketing
Upstream
E&P
Midstream
Downstream
R&M

OIL & GAS VALUE CHAIN
• From beneath the earth’s surface to the end-user:
–
Field Services Sector (Associated Bank is not active in this sector)
•
Supports drilling for oil and gas (offshore and onshore)
–
Upstream Sector (This is Associated Bank’s Oil & Gas segment’s focus)
• Involved in drilling for oil and natural gas and operating the wells that bring the oil and natural gas to the surface. Also referred to as the ‘Exploration and production or E&P sector’.
–
Midstream Sector (Associated Bank is not active in this sector)
• Processes, stores, markets, and transports crude oil, natural gas and the various natural gas liquids like ethane, butane and propane.
–
Downstream Sector (Associated Bank is not active in this sector)
• Oil refineries and petrochemical plants, and petroleum product distribution via affiliated retail outlets and natural gas distribution companies. Responsible for marketing refined products such as gasoline, diesel, and jet fuel.

• United States Oil and Gas production is in a renaissance
– Continued enhancements in production techniques like horizontal drilling and hydraulic fracturing have reversed a declining trend in oil and gas production
– U.S. crude oil production increased from an average of 7.5 million barrels per day in 2013 to
8.6 million barrels per day in 2014 and is forecast to be 9.4 million barrels per day in 2015
• This would be the highest daily production since U.S. crude oil production peaked at 9.6 million barrels per day in 1970 (declined to a low of 5 million barrels per day in 2008)
• Share of total U.S. liquid fuels consumption met by net imports fell from 60% in 2005 to an average of 33% in 2013 and is expected to decline to 21% in 2015, which would be the lowest level since 1969
• Benefits to the United States
– Energy security
– Thousands of American jobs
– Millions of dollars in tax revenues
(Source: U.S. Energy Information Administration)

CURRENT STATE OF UPSTREAM SECTOR

PLAYERS IN THE UPSTREAM SECTOR
• Integrated oil and gas companies
– Derive revenue from all phases of the energy value chain (e.g., ExxonMobil, BP, Shell)
•
Independent oil and gas companies (Associated Bank’s Oil & Gas segment’s focus)
– Receive substantially all revenue from the production of oil and natural gas. They are public and private companies that range in size from very small to very large
– More than 6,000 independent oil & gas producers in the U.S.
– Responsible for:
• 54% of domestic oil production
• 90% of domestic natural gas production
• Drilling approximately 95% of wells in the U.S.
– Direct and indirect impact of oil and natural gas industry to the U.S. economy:
• $1.2 trillion contribution to U.S. GDP in 2011(8% of U.S. total)
• 9.8 million jobs in 2011 (5.6% of U.S. total)
• >$30 billion in federal, state, and local taxes

(Sources: Independent Producers Association of America, American Petroleum Institute, and
PWC’s July 2013 article “Economic Impacts of the Oil and Natural Gas Industry on the U.S.
Economy in 2011)

RESERVE-BASED LENDING
• Reserve-based lending is a form of Asset-based lending business
• This is a standard lending model for borrowers engaged in the Upstream sector of the oil and gas industry
• Associated Bank’s emphasis is on the small to mid-size independent segment, both public and private, collateralized by oil and gas reserves (larger companies typically borrow on an unsecured basis)
•
Typical Borrowing Base Valuation:
– Based on independent review by Associated Bank petroleum engineers of proven reserves
– Overall market assessment of commodity prices is made based on industry information sources and is continuously monitored to estimate future cash flow from proven reserves
– Cash flows from proven reserves are discounted to derive a present value
– Risk adjustments are made to present value of non producing proven reserves
– A further significant advance rate haircut is applied to derive a conforming borrowing base
– Semi-annual redetermination of borrowing base and more frequent field visits during periods of high volatility or risk in O&G markets.
– If the borrowing base declines below the outstanding balance, there are restructuring expectations. Typically, this would mean reducing revolving lines to fully amortize inside a conforming borrowing base within 3-6 months.

TYPICAL LOAN STRUCTURE
• Secured by first priority lien on oil and gas reserves
• These are syndicated deals with several banks participating in the credit
• 3 to 5 year working capital revolver with availability governed by a borrowing base subject to semi-annual determinations
• Proceeds used for acquisitions, development, working capital / letter of credit issuance, and general corporate purposes
• Financial covenants typically include cash flow leverage, interest coverage, and/or current ratio measured quarterly
• Sources of Repayment:
Primary Source of Repayment (“PSOR”) is cash flow.
Secondary Source of Repayment (“SSOR”) is sale of assets.

ASSOCIATED’S OIL & GAS PORTFOLIO
• Established in January 2011 as a de novo lending vertical with zero loans outstanding and zero clients, the Oil & Gas group has grown steadily to its current book of approximately forty-seven clients with aggregate commitments of more than $1 billion ($652MM funded; ~63% utilization).
– Associated has Oil and Gas average loan balances of $652 million as of 9/30/2014 representing approximately 3.8% of the total average loans outstanding ($17.1 Billion).
– In addition, these balances are diversified between Oil and Gas operations.

Oil and Gas Average Loan Balances by Quarter ($ in Millions)
$87
$165
$295
$281
$387
$539
$652
Q3
2011
Q4
2011
Q1
2012
Q2
2012
Q3
2012
Q4
2012
Q1
2013
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014

RISKS
• Commodity price risk. Partially mitigated by:
– Borrowers usually mitigate prices risk by entering into multi-year commodity hedges with financial counterparties
– Risk adjustments are made to proven reserves that are not producing
– Commodity price environment is continuously monitored and changes in commodity prices are considered in semi-annual redeterminations
• Development risk. Partially mitigated by:
– Borrowing Base is derived from existing Proven reserves (90% certainty of recovery)
– Risk adjustments are made to non-proven, developed and producing reserves
– At least 70% of borrowing base is required to be attributable to proven, developed and producing reserves
• Reserve risk. Partially mitigated by:
– Reserve report is required to be prepared by a qualified independent third party engineering firm
– Associated Bank employs highly qualified staff petroleum engineers to evaluate the assumptions utilized by the independent third party firms that prepare the reserve reports.  The engineering report addresses four critical concerns:
1. Pricing – Future O&G prices must be realistic and fully supported
2. Costs – Exploration, development, and production costs
3. Discount Rate – Include the assumptions made
4. Timing – Engineering report should be no more than six months old, never over a year.